Exhibit 10.12

FORM OF VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is entered into as of [•], 2013 by and among: Donald Keith Mosing, acting in his capacity as general partner of and acting for the risk and account of Ginsoma Family C.V., a limited partnership established under the laws of The Netherlands (“Ginsoma”); FWW B.V., a private limited liability company organized and existing under the laws of The Netherlands (“FWW”); Frank’s Holdings, Inc., a Delaware corporation (“FHI”); and the other parties that are signatories hereto (the “Mosing Owners Parties”). The above are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Certain capitalized and other terms used in this Agreement are defined on Schedule A hereto.

WHEREAS, the Mosing Owners Parties and certain other persons currently constitute all of the partners in Ginsoma, which is the sole shareholder of FWW, which is the sole shareholder of Frank’s International N.V. (“FINV”); and

WHEREAS, the Mosing Owners Parties and certain other persons also currently collectively own all of the outstanding shares of capital stock of FHI, which in turn owns all of the outstanding shares of capital stock of each of Frank’s International, Inc., a Texas corporation (“FII”), Frank’s Casing Crew & Rental Tools, Inc., a Louisiana corporation (“Frank’s Casing”), and Frank’s Tong Service, Inc., an Oklahoma corporation (together with FII and Frank’s Casing, the “U.S. Operating Companies”); and

WHEREAS, the Parties desire to effect a public offering of interests in the combined businesses of FINV and the U.S. Operating Companies by means of an initial public offering of shares of common stock of FINV (the “Offering”); and

WHEREAS, pursuant to certain transactions to be entered into in contemplation of the Offering and in connection with the Offering, certain of the Parties will receive shares of common stock of FINV (“Common Stock”) and shares of Series A preferred stock of FINV (“Preferred Stock”); and

WHEREAS, in connection with the Offering, the Parties desire to enter into this Agreement to, among other things, ensure that FINV qualifies as a “controlled company” as defined in the New York Stock Exchange Listed Company Manual.

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

SECTION 1. VOTING PROVISIONS

Section 1.1 Voting of Subject Securities. Each Party agrees that, at each annual, extraordinary or other general meeting of shareholders of FINV (or at any adjournment or postponement thereof or pursuant to any consent in lieu of a meeting or otherwise) at which members of the supervisory board or management board are to be elected, it will vote (or cause to be voted) all Subject Securities Beneficially Owned by it for the election of members of FINV’s supervisory board or management board in accordance with the instructions of the Shareholder Representative.

Section 1.2 Transfer of Voting Restrictions. The Parties agree that they will not Transfer any Subject Securities to any Affiliate unless and until such transferee has agreed in writing to be bound by this Agreement by execution of a Joinder Agreement (which such execution shall be deemed, for all purposes, to be the execution of this Agreement). Notwithstanding anything to the contrary in this Agreement other than Section 3.8, this Agreement does not restrict the ability of any Party to Transfer any Subject Securities to any non-Affiliate at any time or from time to time, and no such non-Affiliate transferee (and no Subject Securities Transferred to any non-Affiliate provided that following such Transfer no Party Beneficially Owns such Subject Securities) will be bound by this Agreement.

Section 1.3 Legends. The Parties agree that stop transfer instructions reflecting the terms of this Agreement will be given to FINV’s transfer agent with respect to the Subject Securities and that there may be placed on the certificates, if any, representing all Subject Securities an appropriate legend to ensure compliance with the terms of this Agreement. Any such instructions and legends will be removed with respect to any Subject Securities as soon as reasonably practicable after the later of (a) the time this Agreement no longer applies to such Subject Securities and (b) the date that the relevant Party requests such removal by notice pursuant to this Agreement.

SECTION 2. REPRESENTATIONS AND WARRANTIES

Section 2.1 Due Organization. Each Party that is not a natural person represents and warrants that it is an entity duly organized, validly existing and in good standing, as applicable, under the laws of its jurisdiction of formation and has the power and authority to enter into this Agreement and to carry out its obligations hereunder.

Section 2.2 Due Authorization. Each Party represents and warrants that the execution and delivery of this Agreement by such Party have been duly authorized by all necessary action on its part and no other proceedings on its part are necessary to authorize this Agreement or any of the transactions contemplated hereby.

Section 2.3 Due Execution. Each Party represents and warrants that this Agreement has been duly executed and delivered by such Party and constitutes a valid and binding obligation of each of them, and is enforceable against each of them in accordance with its terms.

SECTION 3. MISCELLANEOUS

Section 3.1 Effectiveness. To the extent the Offering is not consummated by January 1, 2014, the provisions of Section 1 of this Agreement shall be void and of no effect.

Section 3.2 Term. This Agreement shall terminate on the date following the Offering on which no Party Beneficially Owns any Subject Securities; provided that this Agreement shall automatically terminate if the Offering is not consummated by January 1, 2014.

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Section 3.3 Notices. Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in person or sent by mail (postage prepaid, return receipt requested) or facsimile to the applicable addresses set forth on the signature page to this Agreement. Any such notice shall be effective upon receipt only if received during normal business hours or, if not received during normal business hours, on the next Business Day.

Each Party may, by written notice so delivered, change its address for notice purposes hereunder.

Section 3.4 Amendments; No Waivers.

(a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all Parties, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b) No failure or delay by any Party hereto in the exercise of any right hereunder shall impair such right or be construed as a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 3.5 Successors. All covenants and other agreements contained in this Agreement by or on behalf of any of the Parties bind and inure to the benefit of their respective successors whether so expressed or not.

Section 3.6 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 3.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the Parties hereto.

Section 3.8 Specific Performance. The Parties each acknowledge and agree, and agree not to assert otherwise in any proceeding, that a breach or threatened breach of any of the provisions of this Agreement by a Party will cause irreparable injury to the other Parties to this Agreement for which remedies at law would be inadequate and, in recognition of that fact, agree that, in the event of a breach or threatened breach by any of them of the provisions of this Agreement, in addition to any remedies at law, the aggrieved Party, without posting any bond and without any showing of irreparable injury, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available. The provisions of this Section 3.7 are without prejudice to any other rights that the Parties hereto may have for any breach of this Agreement. The Parties further agree not to assert in any proceeding that grounds for any equitable relief are not satisfied.

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Section 3.9 Protections and Benefits of Agreement. None of the Parties shall take any knowing or intentional action to deprive the other Parties of the benefits and protections afforded by this Agreement, including without limitation selling any of the Subject Securities to a Person that is not an Affiliate of such Party with an agreement or understanding that such Subject Securities will be re-purchased by such Party or any of its Affiliates free and clear of any restrictions contained in this Agreement or with an agreement or understanding to vote such Subject Securities in a manner directed by such party.

Section 3.10 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Texas, without regard to the conflict of law principles thereof. Any suit, action or proceeding arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in Harris County, Texas, and each of the Parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom). Each Party waives any objection which it may have now or hereafter to the laying of the venue of such action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Parties unconditionally waive any right to trial by jury in any such suit, action or proceeding.

Section 3.11 Additional Shares. In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of FINV on, of or affecting a Party’s Subject Shares or (ii) a Party becomes the beneficial owner of any additional shares of Common Stock, Preferred Stock or other securities of FINV entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1.1 hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of FINV held by such Party immediately following the effectiveness of the events described in clause (i) or such Party becoming the beneficial owner thereof, as described in clause (ii). Each Party hereby agrees, while this Agreement is in effect, to notify FINV of the number of any new shares of Common Stock or Preferred Stock acquired by such party, if any, after the date hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first referred to above.

GINSOMA FAMILY C.V.

By:
Name:	Donald Keith Mosing
Title:	Sole Managing Partner

[Signature page to Voting Agreement]

FWW B.V.

By:	Donald Keith Mosing
Title:	Managing director A

Signature:

By:	Intertrust (Netherlands) B.V.
Title:	Managing director B

Signature:
Name:
Title:	Proxy holder

Signature:
Name:
Title:	Proxy holder

[Signature page to Voting Agreement]

FRANK’S HOLDINGS, INC.

By:
Name:	Donald Keith Mosing
Title:	President

[Signature page to Voting Agreement]

Donald E. Mosing

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Donald Keith Mosing

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

William Bradford Mosing, Individually;
As Trustee for the Trust u/l/w Janice P. Mosing f/b/o
Lindsey R. Mosing;
As Trustee for the Trust u/l/w Janice P. Mosing f/b/o
Jaclyn E. Mosing;
As Trustee for the Trust u/l/w Janice P. Mosing f/b/o
Victoria R. Mosing;
As Trustee for the By-Pass Corporate Stock Trust u/l/w
Janice P. Mosing f/b/o Donald Keith Mosing;
As Trustee for the By-Pass Corporate Stock Trust u/l/w Janice P. Mosing f/b/o Gregory Stanton Mosing; and
As Trustee for the By-Pass Corporate Stock Trust u/l/w
Janice P. Mosing f/b/o William B. Mosing.

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Melanie Christine Mosing, Individually;
As Trustee for the Trust u/l/w Janice P. Mosing f/b/o Derek A. Veverica;
As Trustee for the Trust u/l/w Janice P. Mosing f/b/o Christine M. Veverica; and
As Trustee for the By-Pass Corporate Stock Trust u/l/w Janice P. Mosing f/b/o Melanie C. Mosing.

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

THE NORTHERN TRUST COMPANY OF DELAWARE

As Trustee for The 2009 Mosing Family Delaware Dynasty Trust FBO William Bradford Mosing;
As Trustee for The 2009 Mosing Family Delaware Dynasty Trust FBO Donald Keith Mosing;
As Trustee for The 2009 Mosing Family Delaware Dynasty Trust FBO Gregory Stanton Mosing; and
As Trustee for The 2009 Mosing Family Delaware Dynasty Trust FBO Melanie Christine Mosing.

Name: Title:

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Gregory Stanton Mosing

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Michael Frank Mosing, Individually;
As Trustee for the Succession of Clara L. Mosing; and
As Trustee for The CLM 2009 IDG Trust.

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Steven Brent Mosing, Individually; and
As Trustee for The Erich & Stephanie Mosing 1994 Trust, Share “A” f/b/o Erich Lloyd Mosing;
As Trustee for The Erich & Stephanie Mosing 1994 Trust, Share “B” f/b/o Stephanie Marie Mosing;
As Trustee for The CLM 2009 IDG Trust.

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Sharon Mosing Miller, Individually; and
As Trustee for the Succession of Timothy Dupre Mosing

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Jeffrey Louis Mosing

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Kirkland David Mosing

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Kendall Garrett Mosing, Individually; and
As Trustee for The DBM 2009 QSST – IDG Trust u/t/a/ December 17, 2009; As Trustee for The LKM 2009 QSST – IDG Trust u/t/a/ December 17, 2009.

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Succession of Larry Kirkland Mosing

Delores Brousard Mosing, Independent Executor

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

Lori Mosing Thomas

Address for notice:

Attention:

Phone:
Fax:

[Signature page to Voting Agreement]

DONALD K. MOSING FAMILY PARTNERSHIP, LTD.

By: its General Partner, the Donald Keith Mosing Revocable Trust

Name: Donald Keith Mosing
Title: Trustee

Address for notice:

c/o Frank’s International
Attention: Keith Mosing
10260 Westheimer, Suite 700
Houston, Texas 77042
Phone: (281) 966-7300
Fax: (281) -

[Signature page to Voting Agreement]

Schedule A

DEFINED TERMS

For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” of any specified Person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. For each Person that is an individual, the term “Affiliate” shall also be deemed to include any Family Member. For Ginsoma and FHI, the term “Affiliate” shall also be deemed to include the Mosing Owners Parties and the other partners or equity owners, as applicable, thereof.

“Beneficially Own” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Houston, Texas are required or authorized to be closed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Family Member” means, with respect to each Person that is an individual, a spouse, lineal ancestor, lineal descendant, legally adopted child, brother or sister of such Person, or a lineal descendant or legally adopted child of a brother or sister of such Person.

“Joinder Agreement” means a Joinder Agreement in the form attached hereto as Schedule B.

“Person” means any individual, partnership (limited or general), joint venture, limited liability company, corporation, association, business entity, trust, business trust, unincorporated organization, government or department or agency of a government.

“Shareholder Representative” means (a) Donald Keith Mosing or (b) such other Person as shall be agreed upon in writing by Parties that Beneficially Own an aggregate of at least 66 2/3% of the Subject Securities.

“Subject Securities” means any Voting Securities (including any Voting Securities into which any Subject Securities are exchanged or converted into, whether pursuant to a split, distribution, reorganization, recapitalization, merger, share exchange, amalgamation or other similar transaction) owned on the date hereof or subsequently acquired by a Party (including any party joined to this Agreement by means of a Joinder Agreement).

Schedule A

“Transfer” means any sale, exchange, transfer or other disposition, and “to Transfer” shall mean to sell, exchange, transfer or otherwise dispose of. For purposes of the first sentence of Section 1.3, “Transfer” includes any pledge or encumbrance and “to Transfer” shall include to pledge or encumber.

“Voting Securities” means the Common Stock, the Preferred Stock and any other equity interests that are entitled to vote with the Common Stock and the Preferred Stock in the election of supervisory and management directors of FINV.

Schedule A - 2

Schedule B

JOINDER AGREEMENT

WHEREAS,              a                           (the “Transferor” is party to that certain Voting Agreement (the “Voting Agreement”), dated as of [•], 2013; and

WHEREAS, each Party has agreed that it will not Transfer any Subject Securities to any Affiliate unless and until such transferee has agreed in writing to be bound by the Voting Agreement by execution of a Joinder Agreement (which such execution shall be deemed, for all purposes, to be the execution of the Voting Agreement), with such transferee being deemed to be a Party for purposes of the Voting Agreement;

WHEREAS, the Transferor desires to Transfer Subject Securities to the Person named on the signature page hereto (the “Transferee”);

WHEREAS, the Transferee acknowledges that such Subject Securities are subject to the terms of the Voting Agreement; and

WHEREAS, the Transferee desires to be bound by the terms of the Voting Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Voting Agreement.

NOW, THEREFORE, the Transferee hereby agrees for the benefit of the Parties and FINV, as follows:

1. Joinder. The Transferee hereby acknowledges that it has received and reviewed a copy of the Voting Agreement and all other documents it deems fit to enter into this Joinder Agreement (the “Joinder Agreement”), and acknowledges and agrees (i) to join and become a party to the Voting Agreement by execution of this Joinder Agreement; (ii) to be bound by all covenants, agreements, representations, warranties, indemnities and acknowledgments attributable to the Transferor as if made by, and with respect to, such Transferee; (iii) to perform all obligations and duties required and be entitled to all the benefits of the Transferor under the Voting Agreement; and (iv) that any Subject Securities Beneficially Owned by the Transferee shall be subject to the terms and conditions of the Voting Agreement.

2. Representations and Warranties and Agreements of the Transferee. Each of the undersigned hereby represents and warrants to and agrees with the Parties that it has all requisite power and authority to execute, deliver and perform its obligations under this Joinder Agreement and to consummate the transaction contemplated hereby and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against the Transferee in accordance with its terms.

3. Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or via facsimile), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

Schedule B

Schedule B

4. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the Parties.

5. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

6. Governing Law. This Joinder Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Texas, without regard to the conflict of law principles thereof. Any suit, action or proceeding arising out of or relating to this Joinder Agreement may be brought in any state or federal court of competent jurisdiction in Harris County, Texas, and the Transferee hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom). The Transferee waives any objection which it may have now or hereafter to the laying of the venue of such action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Transferee unconditionally waives any right to trial by jury in any such suit, action or proceeding.

Schedule B

Schedule B

IN WITNESS WHEREOF, the undersigned has executed this agreement as of the date first written above.

TRANSFEREE:

By:

Name:

Address for notice:

Attention:

Phone:
Fax:

Schedule B